FIFTH AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT


     THIS FIFTH AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT is dated and effective as of September 29, 1999 (the "Fifth Amendment"), among OMNI ENERGY SERVICES CORP., a Louisiana corporation (the "Borrower"), AMERICAN AVIATION L.L.C., a Missouri limited liability company ("Aviation"), OMNI ENERGY SERVICES CANADA CORP., an Alberta, Canada corporation formerly known as Hamilton Drill Tech Inc. ("Omni Canada"), OMNI ENERGY SERVICES-ALASKA, INC., an Alaska corporation ("Omni Alaska"), and HIBERNIA NATIONAL BANK, a national banking association (the "Bank").

                           W I T N E S S E T H:

     WHEREAS, the Borrower, Aviation, Omni Marine & Supply, Inc., and the Bank have heretofore entered into an Amended and Restated Loan Agreement dated as of January 20, 1998, as amended by First Amendment thereto dated as of March 31, 1998, as amended by Second Amendment thereto dated as of July 31, 1998, as amended by Third Amendment thereto dated as of October 30, 1998, and as amended by Fourth Amendment thereto dated as of March 29, 1999 (as so amended, the "Loan Agreement"), pursuant to which the Bank established in favor of the Borrower certain credit facilities consisting of Acquisition Loans, Revolving Loans, Bridge Loans, and a Term Loan;

     WHEREAS, subsequent to the execution of the Loan Agreement, Omni Canada and Omni Alaska became wholly-owned subsidiaries of the Borrower, and Omni Marine & Supply, Inc., a Louisiana corporation, was merged into the Borrower;

     WHEREAS, the Loans by the Bank to the Borrower are guaranteed, IN SOLIDO, by Aviation, Omni Canada, and Omni Alaska as the Guarantors;

     WHEREAS, the indebtedness evidenced by the Bridge Note has been paid;

     WHEREAS, on July 12, 1999, the Borrower and the Bank, with the consent of the Guarantors, agreed to reduce and did reduce the Revolving Loan Commitment from $7,000,000.00 to $6,000,000.00;

     WHEREAS, the Borrower is currently in default under the Loan Agreement because of Borrower's failure (i) to make scheduled payments, (ii) to meet financial covenant requirements, and (iii) to remit waiver fees to the Bank;

     WHEREAS, the Borrower, with the consent of the Guarantors, has requested that the Bank (i) extend the scheduled July 31, 1999 principal payments on all Loans to October 31, 1999 and (ii) to allow the Borrower until October 31, 1999 to remedy all financial covenant violations; and

     WHEREAS, subject to the terms and conditions of the Loan Agreement, as amended by this Fifth Amendment, the Bank is willing to honor the Borrower's requests.
     NOW, THEREFORE, THE PARTIES HERETO, IN CONSIDERATION OF THE MUTUAL COVENANTS HEREINAFTER SET FORTH AND INTENDING TO BE LEGALLY BOUND HEREBY, AGREE AS FOLLOWS:

     1. DEFINED TERMS. Capitalized terms used herein which are defined in the Loan Agreement are used herein with such defined meanings, except as may be expressly set forth in this Fifth Amendment.

     2.   DEFINED TERMS REVISION.

          (a)  The  definition of the term "Acquisition Note" appearing  in
Section 1.1 on page 2 of the Loan Agreement, as modified by the Fourth Amendment, is hereby deleted and restated as follows:

               "ACQUISITION NOTE" shall mean that certain promissory note more fully described in paragraph 4(a) of the Fifth Amendment, together with any and all extensions, renewals, modifications, and substitutions therefor.

          (b) The definition of the term "Borrowing Base Amount" appearing in paragraph 2(a) of the Third Amendment, as modified by the Fourth Amendment, is hereby deleted and restated as follows:

               "BORROWING BASE AMOUNT" shall mean: for the Revolving Loan Commitment, at any time, based upon the most recent timely submitted borrowing base certificate submitted by or on behalf of the Borrower (but not less than on a weekly basis), as the same may be adjusted by the Bank on a daily basis upon review of the Borrower's sales journals and cash receipts and as a result of field examinations of the Collateral (using reasonable lending discretion), the lesser of (i) $6,000,000.00 or (ii) the sum of (x) the amount of Qualified Receivables at such time and (y) advances, using reasonable lending discretion and up to the sublimit (in the aggregate) of $3,000,000.00, to finance the Borrower's acquisition of Eligible Parts and Supplies, which advances are limited to a loan to value ratio of 50%.

          (c) The definition of the term "Revolving Loan Commitment" appearing in Section 1.1 on page 9 of the Loan Agreement, as modified by the Fourth Amendment, is hereby deleted and restated as follows:

               "REVOLVING LOAN COMMITMENT" shall mean the agreement by the Bank to the Borrower to make Revolving Loans and to issue Credits in accordance with the provisions of Article II hereof, as amended by the Fifth Amendment.

          (d)  The definition  of  the  term  "Revolving Note" appearing in
Section 1.1 on page 9 of the Loan Agreement, as modified by the Fourth Amendment, is hereby deleted and restated as follows:

               "REVOLVING NOTE" shall mean that certain promissory note more fully described in paragraph 3(a) of the Fifth Amendment, together with any and all extensions, renewals, modifications, and substitutions therefor.

          (e)  The definition of the term "Term  Note" appearing in Section
1.1 of the Loan Agreement is hereby deleted and restated as follows:

               "TERM NOTE" shall mean that certain promissory note more fully described in paragraph 5 of the
               Fifth Amendment, together with any and all extensions, renewals, modifications, and substitutions therefor.

          (f)  The following definition is hereby  added  to  the Loan
Agreement:

               "FIFTH AMENDMENT" shall mean that certain Fifth Amendment to Amended and Restated Loan Agreement dated as of September 29, 1999 by and among the Borrower, Aviation, Omni Canada, Omni Alaska, and the Bank.

     3. REVISIONS TO ARTICLE II (REVOLVING LOANS) OF THE LOAN AGREEMENT. Subject to the terms and conditions of the Loan Agreement, and as amended by this Fifth Amendment, the parties agree as follows:

          (a) The term "Revolving Note" in Section 2.2.1 of the Loan Agreement, as modified by the Fourth Amendment, shall henceforth mean that certain master promissory note of the Borrower dated September
               ,  1999  in  the  maximum  aggregate   principal  amount  of
$6,000,000.00, payable to the order of the Lender on demand, or if no demand is made, on the Termination Date, and bearing interest, effective September 13, 1999, at the Base Rate plus 3% (the "Revolving Note"). The parties acknowledge that the Revolving Note constitutes a reduction of the principal amount available for Revolving Loans and a renewal and refinancing of the Revolving Note dated March 29, 1999, by the Borrower in the maximum aggregate principal amount of $7,000,000.00.

          (b) Notwithstanding any provision in Section 2.2.4 of the Loan Agreement (or any other provision of the Loan Agreement) to the contrary, the Borrower agrees and understands that commencing September 13, 1999, interest payments under the Revolving Note shall be due and payable weekly on Monday of each week.

          (c) The reference in line 3 of Section 2.2.8 of the Loan Agreement, as modified by the Fourth Amendment, to $7,000,000.00 shall henceforth be deemed a reference to $6,000,000.00.
     4. REVISIONS TO ARTICLE III (ACQUISITION LOANS) OF THE LOAN AGREEMENT. Subject to the terms and conditions of the Loan Agreement, as amended by this Fifth Amendment, the parties agree as follows:

          (a) Section 3.2.1 of the Loan Agreement, as modified by the Fourth Amendment, is hereby deleted and restated as follows:

               SECTION 3.2.1. ACQUISITION NOTE. Subject to the terms and conditions of this Agreement, as amended by the Fifth Amendment, the term "Acquisition Note" shall henceforth mean that certain promissory note by the Borrower in the principal amount of $2,948,658.96 (the "Acquisition Note"), dated September 29, 1999, payable to the order of the Bank, with a final maturity of January 20, 2000, and bearing interest at the Base Rate plus 3% (effective September 13, 1999).

The parties acknowledge that the Acquisition Note, as described in the indented paragraph above, evidences a renewal and refinancing as a term loan of the "Acquisition Note" dated March 29, 1999 by the Borrower in the principal amount of $7,937,889.00.

          (b) Notwithstanding any provision in Section 3.2.4 of the Loan Agreement (or any other provision of the Loan Agreement) to the contrary, the Borrower agrees and understands that commencing September 13, 1999, interest payments under the Acquisition Note shall be due and payable weekly on Monday of each week.

     5.   REVISION  TO  ARTICLE  IV  (TERM  LOAN)  OF  THE  LOAN AGREEMENT:
Section 4.2 of the Loan Agreement, as modified by the Fourth Amendment, is hereby amended to reflect that the Term Note described therein is now
evidenced  by  that  certain  renewal   promissory   note  dated  September
                                                                 ,  1999 by
the Borrower in the principal amount of $6,067,452.13, payable to the order of the Bank, and bearing interest at the Base Rate plus 3% (effective September 13, 1999). In addition, notwithstanding any provision in Section
4.2 of the Loan Agreement (or any other provision of the Loan Agreement) to the contrary, the Borrower agrees and understands that commencing September 13, 1999, interest payments under the Term Note shall be due and payable weekly on Monday of each week.

     6.   REVISIONS  TO  ARTICLE  V  (FEES)  OF  THE  LOAN AGREEMENT.   The
following new Section is hereby added to the Loan Agreement as Section 5.5:
               SECTION  5.5.  EXTENSION FEE.  The Borrower  shall
               pay to the Bank an extension fee of $112,704.00 on October 31, 1999.

     7. CONFIRMATION OF COLLATERAL DOCUMENTS. All of the liens, privileges, priorities and equities existing and to exist under and in accordance with the terms of the Collateral Documents are hereby renewed, extended and carried forward as security for all of the Loans and all other debts, obligations and liabilities of the Borrower to the Bank. Further, the Guarantors hereby confirm their solidary liability for all Loans.

     8. CONDITIONS PRECEDENT. The agreements and obligation of the Bank as set forth in this Fifth Amendment are subject to satisfaction of the following conditions precedent:

          (a) The Borrower shall have executed and delivered to the Bank this Fifth Amendment, the (renewal) Notes, and all other documents required by the Loan Agreement, as amended by this Fifth Amendment, and the Guarantors shall have executed and delivered to the Bank this Fifth Amendment, and all other documents required by the Loan Agreement, as amended by this Fifth Amendment, all in form and substance and in such number of counterparts as may be required by the Bank;

          (b) The representations, warranties, and covenants of the Borrower and the Guarantors as set forth in the Loan Agreement, as amended by this Fifth Amendment, or in any Related Document furnished to the Bank in connection herewith, shall be and remain true and correct;

          (c) The Bank shall have received a favorable legal opinion of counsel to the Borrower and the Guarantors, in form, scope and substance satisfactory to the Bank;

          (d) The Bank shall have received certified resolutions of the Borrower and the Guarantors authorizing the execution of all documents and instruments contemplated by this Fifth Amendment;

          (e)  The  Bank  shall  have  received   an   extension   fee   of
$112,704.00, which fee was due and payable on August 31, 1999.

          (f) Except for Events of Default pertaining to Loan payment and financial covenant violations as addressed in this Fifth Amendment, no Default or Event of Default shall exist or shall result from renewal of the Loans as provided for herein;

          (g) The Borrower and the Guarantors shall have provided the Bank with all financial statements, reports and certificates required by the Loan Agreement, as amended by this Fifth Amendment;

          (h) The Bank shall have received the articles of incorporation and bylaws, as amended, of the Borrower and the articles of organization, operating agreement, articles of incorporation, and bylaws, as amended, of the Guarantors, and the Bank's counsel shall have reviewed the foregoing documents and is satisfied with the validity, due authorization and enforceability thereof and of all Related Documents;

          (i) The Bank shall have received evidence acceptable to the Bank and its counsel that its Encumbrances affecting the Collateral shall have a first priority position, subject only to Permitted Encumbrances;

          (j) Except as provided in (f) above, there shall have occurred no Material Adverse Change;

          (k) The Bank's due diligence and review of all financial information provided by the Borrower and the Guarantors, and the Bank's field audit of the Borrower's books and records, shall be satisfactory to the Bank;

          (l) The Bank's receipt of a current listing of all senior and subordinated debt of the Borrower (on a consolidated basis);

          (m) The Borrower must maintain insurance acceptable to the Bank, naming Bank as additional insured and/or loss payee, and deliver to Bank evidence of such insurance coverages;

          (n) Interest payments on all Loans must be paid current and remain current;

          (o) Principal payments on all debt owed by the Borrower (and/or any of the Guarantors) to The CIT Group/Equipment Financing, Inc. must be waived and extended through November 15, 1999, in writing by The CIT Group/Equipment Financing, Inc., and a copy of such waiver and extension must be furnished to the Bank;

          (p) Advantage Capital must make a $900,000.00 subordinated debt issuance to the Borrower prior to execution of this Fifth Amendment by the Borrower; and.

          (q) Advantage Capital must execute a written subordination agreement in favor of Bank and The CIT Group/Equipment Financing, Inc., whereby Advantage Capital subordinates all present and future indebtedness owed by Borrower, which agreement must be delivered to, and in form and substance satisfactory to, Bank.

     9.   REVISIONS  TO  ARTICLE  XI  (AFFIRMATIVE  COVENANTS)  OF THE LOAN
AGREEMENT.

          (a) Section 11.1(f) of the Loan Agreement is hereby deleted and restated as follows:

               (f) on Monday of each week, an aging of each the Borrower's and the Guarantor's Receivables and accounts payable, together with a certificate executed by the President of the Borrower and the Guarantor, identifying the amount of Qualified Receivables of the Borrower as of the end of the previous week, in such form and containing such representations and warranties regarding the Receivables as the Bank may reasonably require,

          (b) The parties to this Fifth Amendment acknowledge the Borrower's failure to comply with the financial covenants set forth in
Section 11.9(a) through (e) of the Loan Agreement. Subject to the terms and conditions of this Fifth Amendment, the Bank agrees to forbear until October 31, 1999, in exercising its rights to declare an Event of Default based on the Borrower's failure to comply with said financial covenants. The parties further acknowledge that the Borrower has until October 31, 1999 to comply with the said financial covenant requirements. The foregoing forbearance is a one-time forbearance by the Bank limited to the period ending October 31, 1999, and is not intended and shall not be construed as a waiver by the Bank.

          (c) The following new covenant is added to the Loan Agreement as Section 11.26:
               SECTION 11.26.  BI-MONTHLY  CASH  FORECASTS.   The
               Borrower agrees that it shall furnish the Bank on a bi-monthly basis (to be delivered to Bank every other Monday), a cash forecast with a detailed projection of cash receipts and disbursements.

          (d) The following new covenant is added to the Loan Agreement as Section 11.27:

               SECTION 11.27. ADDITIONAL SUBORDINATED DEBT. Additional subordinated debt of not less than $5,000,000.00 must be issued or committed to the Borrower prior to October 31, 1999, and written evidence of such issuance or commitment must be delivered to the Bank prior to October 31, 1999. Notwithstanding any provision in the Loan Agreement to the contrary, the Borrower and the Guarantors agree and understand that a breach or violation of the foregoing covenant and agreement shall constitute an Event of Default under this Agreement, as amended by the Fifth Amendment, and shall entitle the Bank to immediately accelerate and demand payment of all Loans.

     10. ACKNOWLEDGMENT PERTAINING TO JULY 31, 1999 PRINCIPAL PAYMENTS. The parties agree and acknowledge that pursuant to this Fifth Amendment the loan payments of principal due on July 31, 1999 shall be included in the payments due on October 31, 1999. The total amount of principal due on October 31, 1999 is $1,579,298.00

     11. REPRESENTATION. On and as of the date hereof, and after giving effect to this Fifth Amendment, the Borrower and the Guarantors confirm, reaffirm and restate the representations and warranties set forth in the Loan Agreement and the Collateral Documents; provided, that each reference to the Loan Agreement herein shall be deemed to include the Loan Agreement as amended by this Fifth Amendment.

     12. PAYMENT OF EXPENSES. The Borrower agrees to pay or reimburse the Bank for all legal fees and expenses of counsel to the Bank in connection with the transactions contemplated by this Fifth Amendment.

     13. WAIVER OF DEFENSES; RELEASE OF LIABILITIES. THE BORROWER AND THE GUARANTORS ACKNOWLEDGE THAT THIS FIFTH AMENDMENT CONTAINS A RENEWAL OF THE LOANS, AN EXTENSION OF PAYMENTS, AND A FORBEARANCE BY THE BANK. IN CONSIDERATION OF THE BANK'S EXECUTION OF THIS FIFTH AMENDMENT, THE BORROWER AND THE GUARANTORS DO HEREBY IRREVOCABLY WAIVE ANY AND ALL CLAIMS, CAUSES OF ACTION, AND/OR DEFENSES TO PAYMENT ON ANY INDEBTEDNESS OWED BY ANY OF THEM TO THE BANK THAT MAY EXIST AS OF THE DATE OF EXECUTION OF THIS FIFTH AMENDMENT. FURTHER, BORROWER AND THE GUARANTORS HEREBY AGREE THAT ALL DISPUTES AND CLAIMS WHATSOEVER OF ANY KIND OR NATURE WHICH BORROWER AND/OR ANY OF THE GUARANTORS PRESENTLY HAS OR MAY HAVE AGAINST BANK, WHETHER PRESENTLY KNOWN OR UNKNOWN, WHICH BORROWER AND/OR ANY OF THE GUARANTORS COULD HAVE ASSERTED AGAINST BANK, ARE FULLY AND FINALLY RELEASED, COMPROMISED AND SETTLED. BORROWER AND THE GUARANTORS, INDIVIDUALLY AND FOR THEMSELVES, THEIR, SUCCESSORS IN INTEREST AND ASSIGNS, DO HEREBY EXPRESSLY RELEASE AND FOREVER RELIEVE, DISCHARGE AND GRANT FULL ACQUITTANCE TO BANK FOR AND FROM ANY AND ALL CAUSES OF ACTION, SUITS, CLAIMS, DEBTS, OBLIGATIONS OR LIABILITIES OF ANY NATURE WHATSOEVER, KNOWN OR UNKNOWN, ALLEGED OR NOT ALLEGED, WHICH BORROWER AND/OR ANY OF THE GUARANTORS HAS OR MAY HAVE AGAINST BANK, ITS AGENTS, OFFICERS, EMPLOYEES, DIRECTORS AND SHAREHOLDERS AS OF THE DATE HEREOF. THIS WAIVER AND RELEASE SHALL BE CONSTRUED TO HAVE THE BROADEST POSSIBLE SCOPE.

     14. AMENDMENTS. THE LOAN AGREEMENT AND THIS FIFTH AMENDMENT ARE CREDIT OR LOAN AGREEMENTS AS DESCRIBED IN LA. R.S. 6:<section>1121, ET SEQ. THERE ARE NO ORAL AGREEMENTS BETWEEN THE BANK, THE BORROWER, OMNI ALASKA, AVIATION, AND OMNI CANADA. THE LOAN AGREEMENT, AS AMENDED BY THIS FIFTH AMENDMENT, SETS FORTH THE ENTIRE AGREEMENT OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ALL PRIOR WRITTEN AND ORAL UNDERSTANDINGS BETWEEN THE BORROWER, AVIATION, OMNI ALASKA, OMNI CANADA AND THE BANK, WITH RESPECT TO THE MATTERS HEREIN SET FORTH. THE LOAN AGREEMENT, AS AMENDED BY THIS FIFTH AMENDMENT, MAY NOT BE MODIFIED OR AMENDED EXCEPT BY A WRITING SIGNED AND DELIVERED BY THE BORROWER, AVIATION, OMNI ALASKA, OMNI CANADA AND THE BANK.

     15. GOVERNING LAW: COUNTERPARTS. This Fifth Amendment shall be governed by and construed in accordance with the laws of the State of Louisiana. This Fifth Amendment may be executed in any number of counterparts, all of which counterparts, when taken together, shall constitute one and the same instrument.

     16. CONTINUED EFFECT. Except as expressly modified herein, the Loan Agreement shall continue in full force and effect. The Loan Agreement as amended by this Fifth Amendment is hereby ratified and confirmed by the parties hereto.

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
     IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be executed and delivered as of the date hereinabove provided by the authorized officers each hereunto duly authorized.


                              OMNI ENERGY SERVICES CORP.

                              By:_____________________________________
                                   Name:  John H. Untereker
                                   Title: President, Chief  Executive
                                          Officer



                              AMERICAN AVIATION L.L.C.
                              BY: OMNI ENERGY SERVICES CORP.,
                                      AS SOLE MEMBER

                              By:_____________________________________
                                 Name:  John H. Untereker
                                 Title:  President, Chief Executive Officer



                              OMNI ENERGY SERVICES CANADA CORP.
                              (F/K/A HAMILTON DRILL TECH INC.)

                              By:_____________________________________
                                   Name:  ____________________________
                                   Title:  ___________________________



                              OMNI ENERGY SERVICES- ALASKA, INC.

                              By:_____________________________________
                                   Name:______________________________
                                   Title:_____________________________



                              HIBERNIA NATIONAL BANK

                              By:_____________________________________
                                   Name:  Tammy M. Angelety
                                   Title:    Vice President